Property and Equipment	9 Months Ended
Sep. 30, 2023
Property, Plant and Equipment [Abstract]
Property and Equipment

3. Property and Equipment

Property and equipment are summarized as follows (in thousands):

	September 30,	December 31,
	2023	2022
Computers	$288	$259
Furniture and equipment	4	4
Total property and equipment	292	263
Less: accumulated depreciation and amortization	(200)	(180)
Property and equipment, net	$92	$83

For the three months ended September 30, 2023 and 2022, depreciation and amortization expense was $0.01 million. For the nine months ended September 30, 2023 and 2022, depreciation and amortization expense was $0.02 million. Depreciation and amortization is recorded within general and administrative expenses in the consolidated statements of operations.